                                                                     EXHIBIT 4.5



          SECOND AMENDMENT, dated as of August 13, 1998 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of April 25, 1997 (the "Credit Agreement"), among Sybron International Corporation, a Wisconsin corporation (the "Parent"), Ormco Corporation, a Delaware corporation ("Ormco"), Kerr Corporation, a Delaware corporation ("Kerr"), Nalge Nunc International Corporation, a Delaware corporation ("NNI"), Erie Scientific Company, a Delaware corporation ("Erie"), Barnstead Thermolyne Corporation, a Delaware corporation ("Barnstead"; Ormco, Kerr, NNI, Erie and Barnstead are collectively referred to herein as the "Subsidiary Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Chase Securities Inc., as Arranger, and The Chase Manhattan Bank, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                 WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Parent and the Subsidiary Borrowers; and

                 WHEREAS, the Parent and the Subsidiary Borrowers have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

                 NOW, THEREFORE, the parties hereto hereby agree as follows:

         I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         II. Amendments to Credit Agreement. Section 7 is hereby amended by deleting paragraph (b) of subsection 7.1 thereof in its entirety and substituting in lieu thereof the following:

                 "(b) Interest Coverage Ratio. Permit the Interest Coverage Ratio for any period of four consecutive fiscal quarters ending during any period set forth below to be less than the ratio set forth opposite such period below:

                      Date                                   Ratio
                      ----                                   -----
              6/30/98 - 6/29/99                               3.25
              6/30/99 - thereafter                            4.00

         III. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Parent, the Subsidiary Borrowers, the Administrative Agent and the Majority Lenders shall have executed and delivered to the Administrative Agent this Amendment.

         IV.     General.

         1. Representation and Warranties. To induce the Administrative Agent and the Lenders parties hereto to enter into this Amendment, the Parent and the Subsidiary Borrowers hereby represent and warrant to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date and no Default or Event of Default shall have occurred and be continuing.

         2. Payment of Expenses. The Parent and the Subsidiary Borrowers agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

         3. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect. This Amendment shall constitute a Loan Document. The Lenders hereby waive any Default that shall have occurred between June 30, 1998 and the date hereof in respect of Section 7.1(b).

         4. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                             SYBRON INTERNATIONAL CORPORATION


                                             By:
                                                -------------------------------
                                                Title:


                                             ORMCO CORPORATION


                                             By:
                                                -------------------------------
                                                Title:




                                             KERR CORPORATION


                                             By:
                                                -------------------------------
                                                Title:




                                             NALGE NUNC INTERNATIONAL
                                               CORPORATION


                                             By:
                                                -------------------------------
                                                Title:




                                             ERIE SCIENTIFIC COMPANY


                                             By:
                                                -------------------------------
                                                Title:

                                             BARNSTEAD THERMOLYNE CORPORATION



                                             By:
                                                -------------------------------
                                                Title:



                                             THE CHASE MANHATTAN BANK, as
                                              Administrative Agent and as a
                                              Lender


                                             By:
                                                -------------------------------
                                                Title:


                                             ABN AMRO BANK N.V.



                                             By:
                                                -------------------------------
                                                Title:



                                             By:
                                                -------------------------------
                                                Title:



                                             BANK OF AMERICA NATIONAL TRUST AND
                                              SAVINGS ASSOCIATION



                                             By:
                                                -------------------------------
                                                Title:


                                             BANK OF MONTREAL



                                             By:
                                                -------------------------------
                                                Title:

                                             BANK ONE, WISCONSIN



                                             By:
                                                -------------------------------
                                                Title:




                                             THE BANK OF NOVA SCOTIA



                                             By:
                                                -------------------------------
                                                Title:



                                             BANK OF SCOTLAND



                                             By:
                                                -------------------------------
                                                Title:



                                             NATEXIS BANQUE/BFCE



                                             By:
                                                -------------------------------
                                                Title:



                                             By:
                                                -------------------------------
                                                Title:

                                             PARIBAS



                                             By:
                                                -------------------------------
                                                Title:


                                             By:
                                                -------------------------------
                                                Title:



                                             CREDIT AGRICOLE INDOSUEZ



                                             By:
                                                -------------------------------
                                                Title:



                                             COMERICA BANK



                                             By:
                                                -------------------------------
                                                Title:



                                             CREDIT LYONNAIS CHICAGO BRANCH



                                             By:
                                                -------------------------------
                                                Title:

                                        DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
                                         CAYMAN ISLAND BRANCH



                                        By:
                                           -------------------------------
                                           Title:



                                        By:
                                           -------------------------------
                                           Title:



                                        U.S. BANK NATIONAL ASSOCIATION



                                        By:
                                           -------------------------------
                                           Title:



                                        FLEET NATIONAL BANK



                                        By:
                                           -------------------------------
                                           Title:



                                        THE FUJI BANK, LIMITED



                                        By:
                                           -------------------------------
                                           Title:



                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                         LTD.



                                        By:
                                           -------------------------------
                                           Title:

                                        MELLON BANK, N.A.



                                        By:
                                           -------------------------------
                                           Title:



                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                         CHICAGO BRANCH



                                        By:
                                           -------------------------------
                                           Title:



                                        THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION


                                        By:
                                           -------------------------------
                                           Title:



                                        THE FIRST NATIONAL BANK OF CHICAGO



                                        By:
                                           -------------------------------
                                           Title:



                                        THE SAKURA BANK, LIMITED



                                        By:
                                           -------------------------------
                                           Title:

                                        SOCIETE GENERALE



                                        By:
                                           -------------------------------
                                           Title:



                                        By:
                                           -------------------------------
                                           Title:



                                        THE SUMITOMO BANK, LTD. CHICAGO
                                         BRANCH



                                        By:
                                           -------------------------------
                                           Title:



                                        THE BANK OF NEW YORK



                                        By:
                                           -------------------------------
                                           Title:



                                        THE SANWA BANK, LIMITED




                                        By:
                                           -------------------------------
                                           Title:

                                        BANQUE NATIONALE DE PARIS CHICAGO
                                         BRANCH



                                        By:
                                           -------------------------------
                                           Title:



                                        BHF BANK AKTIENGESELLSCHAFT GRAND
                                         CAYMAN BRANCH



                                        By:
                                           -------------------------------
                                           Title:


                                        By:
                                           -------------------------------
                                           Title:



                                        FIRST UNION NATIONAL BANK



                                        By:
                                           -------------------------------
                                           Title:


                                        FIRSTAR BANK MILWAUKEE, N.A.



                                        By:
                                           -------------------------------
                                           Title:



                                        THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED CHICAGO BRANCH



                                        By:
                                           -------------------------------
                                           Title:

                                        BANCA COMMERCIALE ITALIANA
                                          CHICAGO BRANCH


                                        By:
                                           -------------------------------
                                           Title:



                                        By:
                                           -------------------------------
                                           Title:


                                        BANK HAPOALIM, B.M. PHILADELPHIA
                                         BRANCH


                                        By:
                                           -------------------------------
                                           Title:


                                        By:
                                           -------------------------------
                                           Title: